PRUDENTIAL INVESTMENT PORTFOLIOS 12

Prudential Long-Short Equity Fund

Supplement dated December 15, 2014 to the Currently Effective Statement of Additional Information

At a recent meeting of the Board of Trustees (the Board), the Board adopted a new non-fundamental policy for the Prudential Long-Short Equity Fund (the “Fund”). This supplement amends the Statement of Additional Information of the Fund and is in addition to any existing supplement to the Prospectus, Summary Prospectus, and/or Statement of Additional Information of the Fund.

In Part I of the SAI, in the section entitled “Investment Restrictions,” the following non-fundamental policy of the Fund is hereby added:

The Fund may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or (G) of Section 12(d)(1) of the 1940 Act so long as it is a fund in which one or more affiliated Prudential mutual funds may invest.

LR709